Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

November 10, 2016

Jefferies LLC
520 Madison Avenue, 3rd Floor
New York, New York, 10022

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by Jefferies LLC (the “Company” or the “Specified Party”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of LendingClub Issuance Trust, Series 2016-NP2 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Party of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 31, 2016, representatives of the Company provided us with an unsecured consumer loan listing with respect to 15,830 unsecured consumer loans (the “Unsecured Consumer Loan Listing”).  At the Company’s instruction, we randomly selected 60 unsecured consumer loans from the Unsecured Consumer Loan Listing (the “Sample Loans”).

Further, representatives of the Company provided us (i) on November 3, 2016 with a computer-generated unsecured consumer loan data file and related record layout containing data, as represented to us by the Company, as of the close of business October 31, 2016, with respect to 16,042 unsecured consumer loans (the “Initial Data File”) and (ii) on November 8, 2016, with a supplemental data file containing, as represented to us by the Company, the contractual monthly payment amount for each of the 16,042 unsecured consumer loans included on the Initial Data File (the “Contractual Monthly Payment Supplemental Data File”).

We were instructed by representatives of the Company to append the Initial Data File with the contractual monthly payment amount set forth on the Contractual Monthly Payment Supplemental Data File.  The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

We performed certain comparisons and recomputations for each of the Sample Loans relating to the loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics
1. Loan number (for informational purposes only) 2. Origination date 3. Original principal balance 4. Maturity date 5. Loan term	6. Borrower rate 7. Contractual monthly payment amount 8. State of residence 9. Current principal balance 10. Age (months)

We compared Characteristics 2. through 5. to the corresponding information set forth on or derived from the respective Loan Contract (the “Contract”).

We compared Characteristic 6. to the corresponding information set forth on the respective Contract and to a query from the servicing system (the “Servicing System Query”), provided to us on November 3, 2016 by LendingClub Corporation, on behalf of the Company.

We compared Characteristic 7. to the corresponding information set forth on the respective “Truth in Lending Disclosure” and to the Servicing System Query.

We compared Characteristic 8. to the corresponding information set forth on the Truth in Lending Disclosure.

We compared Characteristic 9. to the corresponding information set forth on the Servicing System Query.

We compared Characteristic 10. to the difference between (i) the loan term (as set forth on the Contract) and (ii) the remaining term (as set forth on a query provided to us by representatives of the Company on November 4, 2016 (the “Remaining Term Query”)).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 7., for those Sample Loans indicated in Appendix A, we noted a difference with respect to the contractual monthly payment amount set forth on the Statistical Data File when compared to the contractual monthly payment amount set forth on the Truth in Lending Disclosure.  For these Sample Loans, we were instructed to perform an additional procedure and subtract the “Non-ACH Fee” set forth on the Truth in Lending Disclosure from the contractual monthly payment amount set forth on the Truth in Lending Disclosure and compare the result to the contractual monthly payment amount set forth on the Statistical Data File.  Such comparisons were found to be “in agreement;” and

•	with respect to our comparison of Characteristic 9. differences of $0.01 or less are noted to be “in agreement.”

In addition to the procedures described above, for each of the Sample Loans, we noted the following:

•	the Contract has an “e-signature;” and

•	the “FICO,” as set forth on the Statistical Data File, falls within the “original FICO range,” as set forth on the Servicing System Query.

The loan documents described above, including any information obtained from the Servicing System Query or the Remaining Term Query and any other related documents used in support of the

Characteristics, were provided to us by representatives of the Company or LendingClub Corporation, on behalf of the Company, and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying any of the data files or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Party identified above and is not intended to be and should not be used by anyone other than the Specified Party.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 10, 2016 (REDACTED).

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 7. for the following Sample Loans:

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 4. for the following Sample Loans:

[REDACTED]
[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.